UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YGYI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 24, 2019, Youngevity International, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following four (4) proposals and votes were cast as described below. These matters are described in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Definitive Proxy Statement”), which was filed with the Securities and Exchange Commission on May 31, 2019.

Proposal 1 — Election of Directors

The following seven (7) individuals were elected as directors, to serve until the Company’s 2020 Annual Meeting of Stockholders or until their successors are elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

(1) Stephan Wallach	15,365,524	2,465,224	0
(2) David Briskie	17,398,467	432,281	0
(3) Michelle Wallach	15,364,304	2,466,444	0
(4) Richard Renton	15,395,974	2,434,774	0
(5) William Thompson	17,292,284	538,464	0
(6) Kevin Allodi	17,533,340	297,408	0
(7) Paul Sallwasser	17,533,049	297,699	0

Proposal 2 — Ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019

The stockholders ratified and approved the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,263,855	559,696	7,197	0

Proposal 3 — Approval of an advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
15,745,947	2,082,020	2,781	0

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Definitive Proxy Statement.

Proposal 4 — Approval of an advisory vote on the frequency for future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,196,624	8,771	16,616,465	8,888	0

Stockholders approved, on an advisory basis, three years as the frequency with which stockholders are provided an advisory vote on executive compensation. Based on the recommendations of the Company’s Board of Directors and its Compensation Committee to hold advisory votes on executive compensation every three years and the vote of the stockholders on this matter, the Company has decided that an advisory vote on executive compensation will be held every three years until the next advisory vote on the frequency of future stockholder advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: June 27, 2019	By:	/s/ David Briskie
David Briskie
President and Chief Financial Officer